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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 9, 2001, relating to the consolidated financial statements and financial statement schedule of Applied Imaging Corp., which appears in Applied Imaging Corp.'s Annual Report on
Form 10-K405 for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 8, 2001